This is filed pursuant to Rule 497(e).
File Nos. 333-60338 and 811-06467


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ALLIANCE CAPITAL [LOGO] (R)


                                                THE KOREAN INVESTMENT FUND, INC.


Supplement dated January 8, 2003 to the Prospectus dated November 1, 2002 of The Alliance Stock Funds.

At a meeting of the Board of Directors (the "Board) of The Korean Investment Fund, Inc. (the "Fund") on January 7, 2003, the Board approved, and determined to recommend to shareholders for their approval, the proposed liquidation and dissolution of the Fund. Shareholders will be asked to consider and approve the dissolution of the Fund at a Special Meeting to be held on April 3, 2003. The Fund has suspended sales of the Fund's shares pending the shareholder meeting.

You should retain this Supplement with your Prospectus for future reference.

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(R) This is a registered mark used under license from the owner, Alliance
Capital Management L. P.




00250.0131 #375991